UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2007
ACCENTURE SCA
(Exact name of Registrant as specified in its charter)

Luxembourg (State or other jurisdiction of incorporation)	001-49713 (Commission File Number)	98-351796 (I.R.S. Employer Identification No.)
46A, Avenue J.F. Kennedy
L-1855 Luxembourg
(Address of principal executive offices)
Registrant’s telephone number, including area code: (352) 26 42 35 00
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On May 15, 2007, Accenture Ltd filed a registration statement on Form S-3 relating to 203,349,557 of its Class A common shares (the “registration statement”). The registration statement registers 155,876,395 Class A common shares and also covers 47,473,162 unsold Class A common shares that were previously covered by Accenture Ltd’s registration statement on Form S-3 filed with the Securities and Exchange Commission on August 5, 2005.
     The registration statement will allow Accenture Ltd, at its option, to issue freely tradable Accenture Ltd Class A common shares upon redemptions of Accenture SCA Class I common shares held by Accenture’s senior executives, former executives and their permitted transferees.
     The filing of the registration statement relating to the issuance of Class A common shares does not necessarily mean that any holders will elect to redeem their Accenture SCA Class I common shares or that Accenture Ltd will elect to issue any Class A common shares rather than pay cash upon redemption of Accenture SCA Class I common shares.
     Accenture Ltd will not receive any cash proceeds upon the issuance of Class A common shares following a redemption of Accenture SCA Class I common shares, but will acquire the Accenture SCA Class I common shares tendered for redemption in exchange for the Class A common shares that are issued to the redeeming holder.
     Additionally, Accenture SCA is separately providing in this Form 8-K the following information, which is also disclosed in Accenture Ltd’s registration statement:
     Our employees and former employees continue to hold significant numbers of our Class A common shares, restricted share units and options, as well as other classes of stock of our subsidiaries that are exchangeable or redeemable for our Class A common shares.
     A large number of Class A shares will become freely tradeable in the near future
•	At the time of our transition to a corporate structure in 2001, many of our senior executives received a substantial number of our Class A common shares and/or securities that may be exercisable, redeemable or exchangeable for our Class A common shares or pursuant to which our Class A common shares may be delivered to such senior executives or their permitted transferees. Those shares generally remain subject to transfer restrictions that lapse with the passage of time on an annual basis through July 24, 2009. As of May 14, 2007, 13,611,320 of such Class A common shares could be sold free of transfer restrictions and 34,515,061 additional securities were redeemable or exchangeable by the holder for either an equivalent number of our Class A common shares that could be sold free of transfer restrictions or for cash, as determined by Accenture Ltd. As of May 14, 2007, the following number of additional shares still held by our current and former senior executives and their permitted transferees are scheduled to have transfer restrictions lapse on the dates set forth below:

		Number of additional Accenture
	Number of additional	SCA Class I common shares and
	Accenture Ltd	Accenture Canada Holdings Inc.
	Class A common shares that	exchangeable shares that are currently
	are currently scheduled to become	scheduled to become available
	available for transfer on	for transfer
Anniversary Date	anniversary date	on anniversary date
July 24, 2007	3,814,073	13,673,035
July 24, 2008	9,577,831	28,876,968
July 24, 2009	34,237,106	73,172,883
Later of July 24, 2009 or end of employment with Accenture	20,370,824	56,424,196

We may waive transfer restrictions to permit transactions, such as tender offers or secondary transactions, that we approve. We expect that, from time to time, we will also adjust, or approve limited relief from, the existing share transfer restrictions for specified senior executives or groups of senior executives in connection with particular retirement, employment, retention or severance arrangements that we determine to be in the best interests of Accenture.

We have on several occasions conducted transactions, including discounted tender offers of Accenture SCA Class I common shares and select repurchases of Accenture Ltd Class A common shares, designed to address the potential impact of the build-up of shares having transfer restrictions that would otherwise lapse on July 24, 2009. There is no assurance that the reduction in share build-up resulting from the tender offers and select repurchases will have a meaningful impact in the marketplace. Similarly, there is no assurance that any other actions we might take in the future would have the desired impact of meaningfully reducing the market impact of a large number of shares becoming available for transfer in the near future.

The sale of a large number of these shares, or the anticipation of future sales, could have an adverse impact on the share price of our Class A common shares.
     Our Senior Executive Trading Policy might not be effective at limiting the number of shares sold
•	In July 2005, we implemented a Senior Executive Trading Policy. It provides, among other things, that all shares covered by the transfer restrictions contained in our various charter documents and still held by actively employed senior executives but which are no longer restricted by the transfer restrictions described above will be subject to company-imposed quarterly trading guidelines. These guidelines currently limit the total number of shares redeemed, sold or otherwise transferred in any calendar quarter to no more than a composite average weekly volume of trading in Accenture Ltd Class A common shares. The policy guidelines are not legal or contractual restrictions, however. There is a risk that the internal sanctions available to us might not adequately dissuade individual employees from attempting transfers in excess of the amounts permitted under the policy. Conversely, there is a risk that senior executives might retire or terminate their employment in order to gain greater liquidity for their unrestricted shares.
     The sale of shares issued under our 2001 Share Incentive Plan could have an adverse effect on our share price
•	As of April 30, 2007, a total of 54,038,387 of our Class A common shares underlying restricted share units were scheduled to be delivered during the calendar years indicated below:

Calendar Year	Number of Shares
2007	7,999,810
2008	6,730,835
2009	15,127,260
2010 and after	24,180,482
Although the holders may choose to defer delivery of some of these shares for tax purposes, it is foreseeable that a significant number of these shares could be sold on the open market following their delivery.

•	In addition, as of April 30, 2007, a total of 45,902,522 of our Class A common shares were issuable pursuant to options, of which options to purchase an aggregate of 35,811,551 Class A common shares were exercisable and options to purchase an aggregate of 10,090,971 Class A common shares are scheduled to become exercisable during the calendar years indicated below:

Calendar Year	Number of Shares
2007	7,559,365
After 2007	2,531,606

Upon delivery of restricted stock, or exercise of employee stock options, under our 2001 Stock Incentive Plan, our employees or former employees may choose to sell a significant number of our shares in open market transactions. There is a risk that this could put additional downward pressure on the price of our Class A common stock.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 15, 2007	ACCENTURE SCA, represented by its general partner, Accenture Ltd, itself represented by its duly authorized signatory

/s/ Douglas G. Scrivner

Name: Douglas G. Scrivner